Supplement dated February 19, 2003 to the Prospectus dated May 1, 2002

THE GUARDIAN C+C VARIABLE ANNUITY

The following information should be read in conjunction with the Prospectus dated May 1, 2002 for The Guardian C+C Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account
F. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

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1. The cover page of the Prospectus is amended by replacing the third paragraph with the following:

      The minimum initial premium payment is $500. For each premium payment you make during the first contract year, we credit an additional 3% (an investment credit) of the net premium (premium minus any annuity taxes) to your accumulation value. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

2. The section entitled "How A Variable Annuity Works" on page 1 of the Prospectus is deleted and replaced with the following:

      During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option. For each premium payment you make during the first contract year, we will credit an additional 3% of the net premium to your accumulation value. The investment credits will be allocated to the variable investment options and the fixed-rate option in the same ratio as the applicable net premium payment.

      When you allocate your premiums or investment credits to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments and investment credits allocated to the variable investment options. Further, because this contract provides for an investment credit and may therefore, over time, have higher expenses than a similar annuity without such a credit, no assurance can be given that in certain circumstances, such as a period of poor market performance, the value of the investment credit will exceed these expenses. When you allocate your net premium payments or investment credits to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

      GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 42 investment divisions, corresponding to 42 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

      The total value of your contract's investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It's determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division's units, and adding your value in the fixed-rate option.

      The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

3. The section entitled "Transfers among investment options" on page 1 of the Prospectus is deleted and replaced with the following:

      You can make transfers among the variable investment options at any time. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

4. The third, fourth, fifth and sixth paragraphs in the section entitled "How We Allocate Your Premium Payments" on page 10 of the Prospectus are deleted and replaced with the following:

      We use net premium payments and any investment credits to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.


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      The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

      We credit to the contract an investment credit of 3% of each net premium payment made during the first contract year. Each investment credit is credited to the contract when the applicable net premium payment is allocated to the variable investment options or the fixed-rate option. Investment credits are applied pro-rata to the variable investment options or the fixed-rate option in the same ratio as the applicable net premium payment. Investment credits posted during the free-look period vest after the expiration of the free-look period. Investment credits posted after expiration of the free-look period vest immediately.

      You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

5. The last bullet point in the section entitled "The Separate Account" on page 11 of the Prospectus is deleted and replaced with the following:

      o adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

6. The following section entitled "Fixed-Rate Option" is added to the Prospectus on page 15 before the section entitled "Transfers":

      FIXED-RATE OPTION

      The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available.

      In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate which is disclosed in your contract. (This minimum annual rate will be either 3% or 1.5% depending on the insurance laws in your state.) You can allocate all of your net premium payments to this option, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC's general assets.

      At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we aren't obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don't use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn't been limited by our Board of Directors.

      Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

      o The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

      o This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

      o At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

      o The renewal rate will be guaranteed until the next contract anniversary date.

If your state's insurance department permits, your contract may have what's known as a bailout rate. If the renewal rate set on any contract anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested in the fixed-rate option for at least one year from the contract without incurring a deferred sales charge.

7. The section entitled "Transfers" on page 15 of the Prospectus is deleted and replaced with the following:

      You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

      If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

      During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your


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      accumulation value among the contract options. These transfers are subject to the following rules:

      o We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

            -- 50% of the amount in the fixed-rate option on the applicable contract anniversary date, or

            -- the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

      o Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

      We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If your request reaches our customer service office before 3:30 p.m. Eastern time on a business day, we will normally implement it that same day.

      Currently, we do not limit the number of transfers you may make. However, the contract is not designed for market timing activity such as frequent transfers or rebalancing activity. We may limit your right to make transfers or allocation changes if we determine that your transfers would have an adverse effect on other contract owners. We will apply restrictions that we reasonably believe will prevent any disadvantage to other contract owners. Restrictions may be imposed without prior notice and may include without limitation:

      o limiting the frequency of transfers to not more than once every 30 days;

      o     imposing a fee of up to $25 per transfer;

      o requiring you to make your transfer requests through the U.S. Postal Service or otherwise restricting electronic or telephonic transaction privileges;

      o refusing to act on instructions of an agent acting under a power of attorney on your behalf;

      o refusing or otherwise restricting any transaction request we believe alone or with a group of transaction requests may have a detrimental effect on the Separate Account or the underlying Funds, or we are informed by any of the Funds that the purchase or redemption of shares would have a detrimental effect on the applicable Funds.

      After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each calendar year. No fixed-rate option transfers are permitted.

8. The section entitled "Surrenders and Partial Withdrawals" is amended by adding the following after paragraph 3 on page 17 of the Prospectus:

      Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

      o all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

      o     all fixed accumulation units attributable to the fixed-rate option.

9. The section entitled "Managing Your Annuity" is amended by adding the following to the end of paragraph 2 on page 17 of the Prospectus:

      However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

10. The section entitled "Dollar Cost Averaging Programs" on page 18 of the Prospectus is deleted and replaced with the following:

      You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

      If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either The Guardian Cash Fund investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required Guardian Cash Fund or fixed-rate option).

      You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

      You may select dollar cost averaging from The Guardian Cash Fund investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 24 months. Your total accumulation value at the time must be at least $10,000 for transfers over a


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      12-month period, and $20,000 for transfers over a 24 to 36 month period.
      Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

11. The percentage allocations for the Asset Allocation Classes specified in the section entitled "Living Benefit Rider (Referred To As "Decade")" on page 35 of the Prospectus are deleted and replaced with the following:

      10% - The Guardian Cash Fund or The Fixed-Rate Option.

      40% - The Guardian Bond Fund, AIM V.I. Government Securities Fund, Van
            Kampen Government Portfolio or The Fixed-Rate Option.

      40% - AIM V.I. Growth Fund, AIM V.I. Premier Equity Fund, Alliance Growth
            & Income Portfolio, AllianceBernstein Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Guardian Baillie Gifford International Fund, Guardian Stock Fund, Guardian VC 500 Index Fund, Guardian VC Asset Allocation Fund, Guardian VC High Yield Bond Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, Janus Aspen Flexible Income Portfolio, Janus Aspen Growth and Income Portfolio, MFS Global Governments Series, MFS Investors Trust Series, Prudential Jennison Portfolio, Value Line Centurion Fund, Value Line Strategic Asset Management Trust or Van Kampen Life Investment Trust Growth and Income Portfolio.

      10% - AIM V.I. Aggressive Growth Fund, Alger American Leveraged Allcap
            Portfolio, Alliance Premier Growth Portfolio, Alliance Technology Portfolio, American Century VP Capital Appreciation, Guardian Baillie Gifford Emerging Markets Fund, Guardian Small Cap Stock Fund, Fidelity VIP Mid Cap Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Worldwide Growth Portfolio, MFS Capital Opportunities Series, MFS Emerging Growth Series, MFS New Discovery Series or Templeton Growth Securities Fund.

12. The first bullet point on page 31 of the Prospectus in the section entitled "Living Benefit Rider (Referred To As "Decade")" is amended by adding the following after the first sentence:

      If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing.

13. The following is added to the section entitled "How We Calculate Unit Values" on page 32 of the Prospectus after the first sentence in paragraph 1:

      With the fixed-rate option, you accumulate fixed accumulation units.

14. The third sentence in the section entitled "Contract fee" on page 34 of the Prospectus is deleted and replaced with the following:

      We cancel accumulation units in the same proportion as the percentage of the contract's accumulation value attributable to each variable investment option and the fixed-rate option.

15. The fifth paragraph in the section entitled "Performance Results" on page 42 of the Prospectus is deleted and replaced with the following:

      These ratings relate only to GIAC's ability to meet its obligations under the contract's fixed-rate option and to pay death benefits provided under the contract, not to the performance of the variable investment options.

16. The following is added to the end of the second paragraph in the section entitled "Voting Rights" on page 44 of the Prospectus:

      The fixed-rate option has no voting rights.

17. The first bullet point in the section entitled "Your Right To Cancel The Contract" on page 44 of the Prospectus is deleted and replaced with the following:

      o the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

18. The terms "Accumulation value" and "Variable investment options" in the section entitled "Special Terms Used In This Prospectus" on page 46 of the Prospectus are deleted and replaced with the following:

      Accumulation value - the value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

      Variable investment options - The Funds underlying the contract are the variable investment options -- as distinguished from the fixed-rate option -- available for allocations of net premium payments and allocation values.


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